UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 11, 2007



                              TASKER PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)


         Nevada                        0-32019                   88-0426048
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                              39 Old Ridgebury Road
                           Danbury, Connecticut 06810
                    (Address of principal executive offices)


                  Registrant's telephone number: (203) 730-4350


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On January 11, 2007, Peter O'Gorman, was appointed to our Board of Directors and to our Compensation Committee. Mr. O'Gorman, a senior executive with over 37 years experience in the retail industry, was a former Executive Vice President of the Great Atlantic and Pacific Tea Company ("GA&P") which includes A&P, The Food Emporium, Waldbaum's, Farmer Jack and Super Fresh Stores retail chains. At GA&P he was responsible for store and product development and real estate. Prior to that Mr. O'Gorman was the President of Retail Planning Associates, providing strategic planning and store concept development for major retail companies, worldwide. Mr. O'Gorman started his business career with TESCO
(UK). When he left TESCO he had reached the level of a Company Director responsible for store development and merchandising.


Item 9.01. Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired - None

(b)  Pro Forma Financial Information - None

(c)  Shell Company Transactions - None

(d)  Exhibits:


Exhibit
   No.      Description
----------- --------------------------------------------------------------------

   99.1     Press release issued by Registrant on January 18, 2007

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         TASKER PRODUCTS CORP.



Dated: January 18, 2007                  By:    /s/ Stathis Kouninis
                                             ---------------------------------
                                             Stathis Kouninis
                                             Chief Financial Officer